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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 7, 2000


                          SARATOGA BEVERAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)

================================================================================
          Delaware                     33-62038NY               14-1749554
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     (State or other                  (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)          Identification No.)
================================================================================


          1000 American Superior Boulevard, Winter Haven, Florida 33884
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (863) 299-6915
                                                          ---------------



         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On June 7, 2000, Saratoga Beverage Group, Inc. ("Saratoga"), NCP-SBG, L.P. and NCP-SBG Recapitalization Corp. (collectively, "North Castle") entered into an Amended and Restated Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger (the "Restated Amendment"). Pursuant to the Restated Amendment, the period for North Castle and the rollover shareholders to reach agreement on the restructured post-merger equity of the surviving entity in the merger was extended from Wednesday, June 7, 2000 to Friday, June 9, 2000. The Restated Amendment is annexed as Exhibit 10.1 hereto and is incorporated herein by reference. On June 8, 2000, Saratoga issued a press release with respect to the Restated Amendment, which press release is annexed as Exhibit
99.1 hereto and is incorporated herein by reference.

     On June 9, 2000, North Castle and the rollover shareholders reached agreement on the restructured post-merger equity. The rollover shareholders will roll over 700,000 shares of common stock at the closing as contemplated by the merger agreement. In addition, together with certain members of management, certain of the rollover shareholders have agreed to provide additional capital to the recapitalized company immediately after the consummation of the merger by acquiring additional shares and rolling over outstanding options. A portion of the rollover shares and additional capital will be subject to a limited call. On June 9, 2000, Saratoga issued a press release with respect to the agreement, which press release is annexed as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         10.1 Amended and Restated Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger among Saratoga Beverage Group, Inc, NCP-SBG, L.P. and NCP-SBG
                  Recapitalization Corp. dated as of June 7, 2000.

         99.1     Press Release of Saratoga Beverage Group, Inc. dated June 8,
                  2000.

         99.2     Press Release of Saratoga Beverage Group, Inc. dated June 9,
                  2000.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2000                        SARATOGA BEVERAGE GROUP, INC.
                                            (Registrant)

                                            By: /s/ Irene Fonzi
                                               ---------------------------------
                                                Irene Fonzi
                                                General Counsel and Secretary





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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

10.1 Amended and Restated Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger among Saratoga Beverage Group, Inc, NCP-SBG, L.P. and NCP-SBG Recapitalization Corp. dated as of June 7, 2000.

99.1           Press Release of Saratoga Beverage Group, Inc. dated June 8, 2000

99.2           Press Release of Saratoga Beverage Group, Inc. dated June 9, 2000